UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2021

Tapestry, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-16153	52-2242751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

    10 Hudson Yards, New York, New York 10001
(Address of Principal Executive Offices, and Zip Code)

        (212) 946-8400
Registrant’s Telephone Number, Including Area Code

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)  Susan Kropf, a member and the Chair of the Board of Directors (the “Board”) of Tapestry, Inc. (the “Company”) advised the Board and the Company on September 13, 2021 that, after over 15 years of service on the Board and reaching the age of 72, she would be retiring and thus would not stand for re-election to the Board at the Company’s annual meeting of stockholders for fiscal year 2021 (the “Annual Meeting”) on November 3, 2021.  Ms. Kropf will continue to serve as a member and Chair of the Board until the Annual Meeting.  In line with the Board’s succession planning, Anne Gates is expected to succeed Ms. Kropf as independent Chair of the Board, upon formal action of the Board following the Annual Meeting. Ms. Gates has served as a member of the Board since 2017 and is currently the Chair of the Audit Committee and a member of the Governance and Nominations Committee.

This Current Report on Form 8-K contains forward-looking statements based on management's current expectations. Forward-looking statements include, but are not limited to, statements that can be identified by the use of forward-looking terminology such as "may," "will," “can,” "should," “confident,” “future,” "expect," "intend," "estimate," "continue," "project," "guidance," "forecast," “outlook,” “believe,” "anticipate," or comparable terms. Future results may differ materially from management's current expectations, based upon a number of important factors, including risks and uncertainties identified in the Company’s latest Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission. The Company assumes no obligation to revise or update any such forward-looking statements for any reason, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  September 17, 2021

TAPESTRY, INC.

By:	/s/ David E. Howard
David E. Howard
General Counsel and Secretary